SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF ASSETS AND LIABILITIES
As of December 31, 2024

Assets:

Investments at fair value:
	Investments at Fair Value		Accrued Dividends	Total Assets and Total Net Assets
Janus Henderson Series - Institutional Shares:
Research Portfolio, 2,275 shares (cost $ 87,178)	$135,145	$		$135,145
Enterprise Portfolio, 62,151 shares (cost $ 4,551,594)	5,231,860			5,231,860
Forty Portfolio, 4,650 shares (cost $ 197,426)	266,807			266,807
Global Research Portfolio, 163 shares (cost $ 9,410)	11,810			11,810
Balanced Portfolio, 6,506 shares (cost $ 233,959)	333,229			333,229

T. Rowe Price Fixed Income Series, Inc.:
Limited Term Bond Portfolio, 33,170 shares (cost $ 158,950)	155,566			155,566

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio, 10,897 shares (cost $ 303,970)	309,805			309,805
Moderate Allocation Portfolio, 39,745 shares (cost $ 807,558)	832,267			832,267

T. Rowe Price International Series, Inc.:
International Stock Portfolio, 943 shares (cost $ 13,667)	14,111			14,111

Vanguard Variable Insurance Fund:
Money Market, 50,982 shares (cost $ 50,982)	50,982		6	50,988

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2024

	Janus Henderson	Janus Henderson	Janus Henderson
	Research	Enterprise	Forty

Investment Income:
Dividends	$38	$38,346	$269

Expenses:
Mortality and expense risk charges	1,343	54,906	2,637

Net investment income (loss)	(1,305)	(16,560)	(2,368)

Realized gains (losses) on investments:
Net realized investment gain (loss)	4,596	172,049	3,650

Capital gain distributions received	3,607	205,486	14,053

Net realized gain (loss) on investments and
capital gain distributions	8,203	377,535	17,703

Net change in unrealized appreciation
(depreciation) on investments	29,226	332,272	42,685

Net increase (decrease) in net assets from operations	$36,124	$693,247	$58,020

	Janus Henderson	Janus Henderson
	Global Research	Balanced

Investment Income:
Dividends	$86	$6,667

Expenses:
Mortality and expense risk charges	124	3,382

Net investment income (loss)	(38)	3,285

Realized gains (losses) on investments:
Net realized investment gain (loss)	1,741	6,815

Capital gain distributions received	363	-

Net realized gain (loss) on investments and
capital gain distributions	2,104	6,815

Net change in unrealized appreciation
(depreciation) on investments	129	31,534

Net increase (decrease) in net assets from operations	$2,195	$41,634

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF OPERATIONS (continued)
For the Year Ended December 31, 2024

	T. Rowe Price	T. Rowe Price
	Limited Term Bond	Equity Income

Investment Income:
Dividends	$6,405	$5,725

Expenses:
Mortality and expense risk charges	1,611	3,321

Net investment income (loss)	4,794	2,404

Realized gains (losses) on investments:
Net realized investment gain (loss)	(414)	2,444

Capital gain distributions received	-	20,161

Net realized gain (loss) on investments and
capital gain distributions	(414)	22,605

Net change in unrealized appreciation
(depreciation) on investments	1,366	5,939

Net increase (decrease) in net assets from operations	$5,746	$30,948

	T. Rowe Price	T. Rowe Price
	Moderate Allocation	International Stock

Investment Income:
Dividends	$19,856	$137

Expenses:
Mortality and expense risk charges	9,226	151

Net investment income (loss)	10,630	(14)

Realized gains (losses) on investments:
Net realized investment gain (loss)	626	99

Capital gain distributions received	22,891	354

Net realized gain (loss) on investments and
capital gain distributions	23,517	453

Net change in unrealized appreciation
(depreciation) on investments	41,538	(152)

Net increase (decrease) in net assets from operations	$75,685	$287

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF OPERATIONS (continued)
For the Year Ended December 31, 2024

Vanguard
Money Market

Investment Income:
Dividends	$2,609

Expenses:
Mortality and expense risk charges	545

Net investment income (loss)	2,064

Realized gains (losses) on investments:
Net realized investment gain (loss)	-

Capital gain distributions received	-

Net realized gain (loss) on investments and
capital gain distributions	-

Net change in unrealized appreciation
(depreciation) on investments	-

Net increase (decrease) in net assets from operations	$2,064

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31

	Janus Henderson Research		Janus Henderson Enterprise		Janus Henderson Forty

	2024	2023	2024	2023	2024	2023

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,305)	$(867)	$(16,560)	$(41,235)	$(2,368)	$(1,636)

Realized gains (losses) on investments	8,203	163	377,535	402,705	17,703	389

Unrealized appreciation (depreciation), net	29,226	33,559	332,272	370,221	42,685	62,864

Net increase (decrease) in net assets from operations	36,124	32,855	693,247	731,691	58,020	61,617

Contract transactions:
Purchase payments	2,124	2,233	105,146	128,318	2,329	2,269

Transfers between subaccounts, net	(5,003)	-	(2,934)	-	-	-

Withdrawals and surrenders	(5,657)	2	(240,497)	(314,111)	12	2

Monthly deductions	(3,264)	(3,535)	(159,446)	(177,163)	(10,547)	(10,585)

Policy loans	(57)	174	(87,775)	32,070	185	15

Net increase (decrease) in net assets
derived from contract transactions	(11,857)	(1,126)	(385,506)	(330,886)	(8,021)	(8,299)

Total increase (decrease) in net assets	24,267	31,729	307,741	400,805	49,999	53,318

Net assets at beginning of year	110,878	79,149	4,924,119	4,523,314	216,808	163,490

Net assets at end of year	$135,145	$110,878	$5,231,860	$4,924,119	$266,807	$216,808

	Janus Henderson Global Research		Janus Henderson Balanced

	2024	2023	2024	2023

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(38)	$(19)	$3,285	$3,043

Realized gains (losses) on investments	2,104	802	6,815	4,983

Unrealized appreciation (depreciation), net	129	2,987	31,534	29,742

Net increase (decrease) in net assets from operations	2,195	3,770	41,634	37,768

Contract transactions:
Purchase payments	403	841	7,524	7,575

Transfers between subaccounts, net	(8,417)	-	(7,324)	-

Withdrawals and surrenders	-	-	56	(2,223)

Monthly deductions	(769)	(1,593)	(9,057)	(11,639)

Policy loans	231	55	-	-

Net increase (decrease) in net assets
derived from contract transactions	(8,552)	(697)	(8,801)	(6,287)

Total increase (decrease) in net assets	(6,357)	3,073	32,833	31,481

Net assets at beginning of year	18,167	15,094	300,396	268,915

Net assets at end of year	$11,810	$18,167	$333,229	$300,396

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31

	T. Rowe Price Limited Term Bond		T. Rowe Price Equity Income

	2024	2023	2024	2023

Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,794	$3,353	$2,404	$2,931

Realized gains (losses) on investments	(414)	(465)	22,605	10,852

Unrealized appreciation (depreciation), net	1,366	2,750	5,939	9,055

Net increase (decrease) in net assets from operations	5,746	5,638	30,948	22,838

Contract transactions:
Purchase payments	5,930	6,463	3,524	2,710

Transfers between subaccounts, net	-	-	(3,657)	-

Withdrawals and surrenders	(1,763)	(200)	(10,143)	(2,838)

Monthly deductions	(6,369)	(6,322)	(5,278)	(6,309)

Policy loans	-	-	302	299

Net increase (decrease) in net assets
derived from contract transactions	(2,202)	(59)	(15,252)	(6,138)

Total increase (decrease) in net assets	3,544	5,579	15,696	16,700

Net assets at beginning of year	152,022	146,443	294,109	277,409

Net assets at end of year	$155,566	$152,022	$309,805	$294,109

	T. Rowe Price Moderate Allocation		T. Rowe Price International Stock

	2024	2023	2024	2023

Increase (decrease) in net assets from operations:
Net investment income (loss)	$10,630	$10,174	$(14)	$(4)

Realized gains (losses) on investments	23,517	(9,424)	453	(204)

Unrealized appreciation (depreciation), net	41,538	109,311	(152)	1,981

Net increase (decrease) in net assets from operations	75,685	110,061	287	1,773

Contract transactions:
Purchase payments	35,687	35,832	398	354

Transfers between subaccounts, net	27,334	-	-	-

Withdrawals and surrenders	(88,599)	(168,293)	-	-

Monthly deductions	(79,433)	(89,627)	(665)	(727)

Policy loans	8,939	72,376	531	313

Net increase (decrease) in net assets
derived from contract transactions	(96,072)	(149,712)	264	(60)

Total increase (decrease) in net assets	(20,387)	(39,651)	551	1,713

Net assets at beginning of year	852,654	892,305	13,560	11,847

Net assets at end of year	$832,267	$852,654	$14,111	$13,560

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31

	Vanguard Money Market

	2024	2023

Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,064	$2,031

Realized gains (losses) on investments	-	1

Unrealized appreciation (depreciation), net	-	-

Net increase (decrease) in net assets from operations	2,064	2,032

Contract transactions:
Purchase payments	2,030	3,233

Transfers between subaccounts, net	-	-

Withdrawals and surrenders	(185)	(3,247)

Monthly deductions	(5,351)	(4,953)

Policy loans	-	2,100

Net increase (decrease) in net assets
derived from contract transactions	(3,506)	(2,867)

Total increase (decrease) in net assets	(1,442)	(835)

Net assets at beginning of year	52,430	53,265

Net assets at end of year	$50,988	$52,430

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

1. Organization

The Sentry Variable Life Account I (the Variable Life Account) is a segregated investment account of Sentry Life Insurance Company (the Company), which is a stock company 100% owned by Sentry Insurance Company (SIC), formerly Sentry Insurance a Mutual Company (SIAMCO), and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.  The Variable Life Account is a single line of business and an accounting entity wherein all segregated account transactions are reflected.

Effective January 1, 2021 (the effective date), SIAMCO reorganized its corporate structure (the reorganization).  On the effective date and as part of the reorganization, SIAMCO converted to SIC, a stock insurer.  SIC is 100% owned by Sentry Holdings, Inc., an intermediate holding company, which is 100% owned by Sentry Mutual Holding Company.  The reorganization did not have a material impact on the Company or the Variable Life Account's financial statements.

The Variable Life Account was established by the Company on February 12, 1985 in support of the variable life insurance contracts, and commenced operations on January 13, 1987.  The Company discontinued new sales of the variable life insurance contracts on October 13, 2003.  Management of the Company has determined that there is no justification for substantial doubt regarding the Variable Life Account's ability to continue as a going concern.

The assets of each subaccount of the Variable Life Account are invested in shares of corresponding portfolios of Janus Henderson Series - Institutional Shares, T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc., and Vanguard Variable Insurance Fund (collectively, the Funds) at each portfolio's net asset value (NAV) in accordance with the selection made by policy owners.

The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940.  A copy of the Funds' annual reports is included in the Variable Life Account's Annual Report.

The Variable Life Account meets the definition of an investment company under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 and is following the accounting and reporting guidance under that Topic.

During 2022, a new fund offering was provided to policyholders, Vanguard Money Market Portfolio. Since this subaccount has an inception date in 2022, the financial statements are as of December 31, 2022 and for the period from inception date of February 2, 2022 to December 31, 2022.

The Financial Accounting Standards Board has issued an Accounting Standards Update on Segment Reporting (ASU Topic 280) effective for the year ended December 31, 2024.

Within the registered investment, each subaccount of the Variable Life Account is a single operating segment, therefore a single reportable segment in which the Chief Operating decision Maker “CODM” manages activities of the Variable Life Account. The significant accounting policies listed in note 2, apply to each of the operating single segments.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The subaccounts have identified the President of the Company as the CODM as the Variable Life Account does not have employees and is not a separate legal entity. To make operational decisions within the Variable Life Account, the CODM uses the change in net assets reported by each subaccount as their performance measure. The measure of segment assets are reported on the Statement of Assets and Liabilities as “Total Assets and Total Net Assets” and each subaccount’s operating segment is listed on the Statement of Operations and Statement of Changes in Net assets, along with their related footnotes. All assets and revenue is generated in the United States and there is no customer greater than 10% of the results for all periods presented.

Valuation of Investments

Investments in shares of each of the Funds are valued on the closing net asset value per share at December 31, 2024. The Funds value their investment securities at fair value.

Policy Loans

Variable life insurance contract owners (policyholders) may obtain loans from the Company.  The maximum loan amount is 90% of the policyholders' contract cash value minus any applicable surrender charge.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

2. Significant Accounting Policies (continued)

Securities Transactions and Investment Income

Transactions in shares of the Funds are recorded on the trade date if received by 3:00 p.m. central standard time (the date the order to buy and sell is executed).  Dividend income is recorded on the ex-dividend date.  The cost of Fund shares sold and the corresponding investment gains and losses are determined on the basis of specific identification.

Federal Income Taxes

The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code.  The operations of the Variable Life Account are part of the total operations of the Company and are not taxed as a separate entity.

Under Federal income tax law, net investment income and net realized investment gains of the Variable Life Account which are applied to increase net assets are not taxed.

Subsequent Events

In connection with the preparation of the financial statements, the Company evaluated subsequent events after the financial statement date of December 31, 2024 through February 28, 2025, the date the financial statements were issued.  No significant subsequent events were identified

3. Purchases and Sales of Investments

In 2024, purchases and proceeds from sale of investments in various subaccounts for the year ended December 31, 2024 are as follows:

		Proceeds
	Purchases	on Sales
Janus Henderson Research Portfolio	$5,985	$15,540
Janus Henderson Enterprise Portfolio	372,950	569,529
Janus Henderson Forty Portfolio	17,022	13,358
Janus Henderson Global Research Portfolio	1,520	9,747
Janus Henderson Balanced Portfolio	14,367	19,883
T. Rowe Price Limited Term Bond Portfolio	12,397	9,806
T. Rowe Price Equity Income Portfolio	29,908	22,595
T. Rowe Price Moderate Allocation Portfolio	115,533	178,085
T. Rowe Price International Stock Portfolio	1,534	931
Vanguard Money Market Portfolio	5,138	6,578

In 2023, purchases and proceeds from sale of investments in various subaccounts for the year ended December 31, 2023 are as follows:

		Proceeds
	Purchases	on Sales
Janus Henderson Research Portfolio	$2,648	$4,641
Janus Henderson Enterprise Portfolio	506,931	565,913
Janus Henderson Forty Portfolio	2,835	12,770
Janus Henderson Global Research Portfolio	1,652	1,894
Janus Henderson Balanced Portfolio	14,626	17,870
T. Rowe Price Limited Term Bond Portfolio	11,362	8,068
T. Rowe Price Equity Income Portfolio	20,878	12,109
T. Rowe Price Moderate Allocation Portfolio	135,736	272,954
T. Rowe Price International Stock Portfolio	913	977
Vanguard Money Market Portfolio	7,942	8,773

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

4. Expenses and Related Party Transactions

A mortality and expense risk premium and a death benefit guarantee risk charge are deducted by the Company from the Variable Life Account on a daily basis which is equal, on an annual basis, to 1.05% (0.90% mortality and expense risk and 0.15% death benefit guarantee risk charge) of the daily net asset value of the Variable Life Account.  These charges compensate the Company for assuming these risks under the variable life contract.

At the beginning of each policy month, the Company makes a deduction, per contract holder, from the cash value of the policy by canceling accumulation units.  This deduction consists of the cost of insurance for the policy and any additional benefits provided by rider, if any, for the policy month and a $5 monthly administrative fee.  The administrative fee reimburses the Company for the administration expenses relating to the issuance and maintenance of the contract and is included along with the cost of the insurance policy in monthly deductions on the Statement of Changes in Net Assets.

The Company deducts a front-end sales expense charge of 5.0% from each premium payment.  A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The full surrender charge, which is reported through withdrawals and surrenders on the Statements of Changes in Net Assets, will be reduced during the first 9 contract years until it reaches zero in the 10th contract year.

The Company deducts from each premium payment the amount of premium taxes levied by any state or government entity. Premiums taxes up to 3.5% are imposed by certain states.

Sentry Equity Services, Inc., a related party, acts as the underwriter for the contract.

5. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Variable Life Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes financial assets recorded at fair value as follows:

Level 1 - Unadjusted quoted prices accessible in active markets for identical assets at the measurement date.  The assets utilizing Level 1 valuations represent investments in publicly-traded registered mutual funds with quoted market prices.

Level 2 - Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally  from or corroborated by observable market data through correlation or other means.  The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products. These funds have no unfunded commitments or restrictions and the Variable Life Account always has the ability to redeem its interest in the funds with the investee at NAV daily.

Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Variable Life Account Investments	-	$7,341,588	-	$7,341,588

The Variable Life Account only invests in funds with fair value measurements in Level 2 and did not have any assets or liabilities reported at fair value on a nonrecurring basis.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

6. Changes in Units Outstanding

The changes in units outstanding for the year ended December 31, 2024 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
Janus Henderson Research Portfolio	68	410	(342)
Janus Henderson Enterprise Portfolio	825	3,243	(2,418)
Janus Henderson Forty Portfolio	48	193	(145)
Janus Henderson Global Research Portfolio	52	522	(470)
Janus Henderson Balanced Portfolio	185	411	(226)
T. Rowe Price Limited Term Bond Portfolio	204	283	(79)
T. Rowe Price Equity Income Portfolio	85	405	(320)
T. Rowe Price Moderate Allocation Portfolio	695	1,567	(872)
T. Rowe Price International Stock Portfolio	60	45	15
Vanguard Money Market Portfolio	235	564	(329)

The changes in units outstanding for the year ended December 31, 2023 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
Janus Henderson Research Portfolio	102	146	(44)
Janus Henderson Enterprise Portfolio	1,392	3,883	(2,491)
Janus Henderson Forty Portfolio	60	262	(202)
Janus Henderson Global Research Portfolio	63	105	(42)
Janus Henderson Balanced Portfolio	242	419	(177)
T. Rowe Price Limited Term Bond Portfolio	233	235	(2)
T. Rowe Price Equity Income Portfolio	75	229	(154)
T. Rowe Price Moderate Allocation Portfolio	1,218	2,853	(1,635)
T. Rowe Price International Stock Portfolio	50	54	(4)
Vanguard Money Market Portfolio	525	806	(281)

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2024 is as follows:

					Expenses	Income
					as a % of	as a % of
			Net Assets		Average	Average
			Unit		Net	Net	Total
		Units	Value	(000's)	Assets #	Assets	Return
	Janus Henderson Research Portfolio	3,471	$38.94	$135	1.05%	0.03%	33.89%
	Janus Henderson Enterprise Portfolio	31,526	165.95	5,232	1.05	0.74	14.40
	Janus Henderson Forty Portfolio	4,408	60.54	267	1.05	0.11	27.12
	Janus Henderson Global Research Portfolio	533	22.16	12	1.05	0.76	22.29
	Janus Henderson Balanced Portfolio	7,629	43.68	333	1.05	2.08	14.21
	T. Rowe Price Limited Term Bond Portfolio	5,258	29.59	156	1.05	4.20	3.86
	T. Rowe Price Equity Income Portfolio	6,486	47.77	310	1.05	1.81	10.53
	T. Rowe Price Moderate Allocation Portfolio	7,532	110.50	832	1.05	2.27	8.90
	T. Rowe Price International Stock Portfolio	824	17.13	14	1.05	0.96	2.16
*	Vanguard Money Market Portfolio	4,675	10.91	51	1.05	5.07	4.09

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2023 is as follows:

					Expenses	Income
					as a % of	as a % of
			Net Assets		Average	Average
			Unit		Net	Net	Total
		Units	Value	(000's)	Assets #	Assets	Return
	Janus Henderson Research Portfolio	3,813	$29.08	$111	1.05%	0.14%	41.70%
	Janus Henderson Enterprise Portfolio	33,944	145.07	4,924	1.05	0.16	16.85
	Janus Henderson Forty Portfolio	4,553	47.62	217	1.05	0.19	38.52
	Janus Henderson Global Research Portfolio	1,003	18.12	18	1.05	0.93	25.47
	Janus Henderson Balanced Portfolio	7,855	38.24	300	1.05	2.11	14.22
	T. Rowe Price Limited Term Bond Portfolio	5,337	28.49	152	1.05	3.31	3.85
	T. Rowe Price Equity Income Portfolio	6,806	43.21	294	1.05	2.10	8.40
	T. Rowe Price Moderate Allocation Portfolio	8,404	101.46	853	1.05	2.27	14.15
	T. Rowe Price International Stock Portfolio	809	16.77	14	1.05	1.01	15.03
*	Vanguard Money Market Portfolio	5,004	10.48	52	1.05	4.92	3.95

#	Excluding the effect of the expenses of the underlying fund portfolios and monthly deductions charged directly to policyholder accounts.

*	Vanguard Money Market's funds became available for investment on February 2, 2022.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2022 is as follows:

					Expenses	Income
					as a % of	as a % of
			Net Assets		Average	Average
			Unit		Net	Net	Total
		Units	Value	(000's)	Assets #	Assets	Return***
	Janus Henderson Research Portfolio	3,857	$20.52	$79	1.05%	0.16%	(30.63)%
	Janus Henderson Enterprise Portfolio	36,435	124.15	4,523	1.05	0.20	(16.82)
	Janus Henderson Forty Portfolio	4,755	34.38	163	1.05	0.19	(34.25)
	Janus Henderson Global Research Portfolio	1,045	14.44	15	1.05	1.06	(20.26)
	Janus Henderson Balanced Portfolio	8,032	33.48	269	1.05	1.25	(17.28)
*	T. Rowe Price Government Money Portfolio	-	18.21	-	1.05	0.02	(0.32)
	T. Rowe Price Limited Term Bond Portfolio	5,339	27.43	146	1.05	1.96	(5.51)
	T. Rowe Price Equity Income Portfolio	6,960	39.86	277	1.05	1.90	(4.35)
	T. Rowe Price Moderate Allocation Portfolio	10,039	88.88	892	1.05	1.57	(19.17)
	T. Rowe Price International Stock Portfolio	813	14.58	12	1.05	0.86	(16.70)
**	Vanguard Money Market Portfolio	5,285	10.08	53	1.05	1.67	0.79

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2021 is as follows:

					Expenses	Income
					as a % of	as a % of
			Net Assets		Average	Average
			Unit		Net	Net	Total
		Units	Value	(000's)	Assets #	Assets	Return
	Janus Henderson Research Portfolio	3,895	$29.58	$115	1.05%	0.08%	19.08%
	Janus Henderson Enterprise Portfolio	38,898	149.25	5,806	1.05	0.32	15.61
	Janus Henderson Forty Portfolio	5,344	52.29	279	1.05	-	21.62
	Janus Henderson Global Research Portfolio	1,093	18.11	20	1.05	0.46	16.85
	Janus Henderson Balanced Portfolio	8,054	40.47	326	1.05	0.90	15.97
*	T. Rowe Price Government Money Portfolio	2,848	18.27	52	1.05	0.01	(1.04)
	T. Rowe Price Limited Term Bond Portfolio	4,374	29.03	127	1.05	1.33	(0.92)
	T. Rowe Price Equity Income Portfolio	6,609	41.68	275	1.05	1.58	24.24
	T. Rowe Price Moderate Allocation Portfolio	10,478	109.97	1,152	1.05	0.97	8.91
	T. Rowe Price International Stock Portfolio	454	17.50	8	1.05	0.47	0.25

#	Excluding the effect of the expenses of the underlying fund portfolios and monthly deductions charged directly to policyholder accounts.

*	T. Rowe Government Money's funds were terminated on April 28, 2022.
**	Vanguard Money Market's funds became available for investment on February 2, 2022.
***	Total return is not annualized if the underlying fund was initially added and funded or terminated during the period presented.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2020 is as follows:

					Expenses	Income
					as a % of	as a % of
			Net Assets		Average	Average
			Unit		Net	Net	Total
		Units	Value	(000's)	Assets #	Assets	Return
	Janus Henderson Research Portfolio	11,843	$24.84	$294	1.05%	0.41%	31.57%
	Janus Henderson Enterprise Portfolio	43,085	129.10	5,562	1.05	0.07	18.22
	Janus Henderson Forty Portfolio	11,853	43.00	510	1.05	0.27	37.95
	Janus Henderson Global Research Portfolio	1,595	15.50	25	1.05	0.73	18.80
	Janus Henderson Balanced Portfolio	8,419	34.90	294	1.05	1.74	13.12
*	T. Rowe Price Government Money Portfolio	2,890	18.46	53	1.05	0.26	(0.80)
	T. Rowe Price Limited Term Bond Portfolio	4,329	29.30	127	1.05	1.96	3.62
	T. Rowe Price Equity Income Portfolio	6,671	33.55	224	1.05	2.38	0.11
	T. Rowe Price Moderate Allocation Portfolio	12,691	100.97	1,281	1.05	1.38	13.34
	T. Rowe Price International Stock Portfolio	621	17.46	11	1.05	0.59	13.25

#	Excluding the effect of the expenses of the underlying fund portfolios and monthly deductions charged directly to policyholder accounts.

*	T. Rowe Government Money's funds were terminated on April 28, 2022.

8. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  Each subaccount is required to satisfy the requirements of Section 817(h).  The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Secretary of the Treasury has issued regulations under Section 817(h) of the Code.  The Variable Life Account intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate action to assure compliance.

Deloitte.

Deloitte & Touche LLP
111 S. Wacker Dr
Chicago, IL 60606
USA

Tel: 1 312 486 1000
Fax: 1 312 486 1486
www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

The Board of Directors of Sentry Life Insurance Company
1800 North Point Drive
Stevens Point, WI 54481

The Management of Sentry Life Insurance Company
1800 North Point Drive
Stevens Point, WI 54481

Opinions

We have audited the statutory-basis financial statements of Sentry Life Insurance Company (the "Company"), which comprise the statutory-basis balance sheets as of December 31, 2024 and 2023, and the related statutory-basis statements of operations and changes in capital and surplus, and statements of cash flow for the years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the years then ended.

Predecessor Auditor's Opinions on 2022 Statutory-Basis Financial Statements

The statutory-basis financial statements of the Company for the year ended December 31, 2022, were audited by other auditors whose report, dated March 1, 2023, expressed an opinion that those statutory-basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's

1

Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Office of the Commissioner of Insurance of the State of Wisconsin. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.

2

- Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental schedule - selected financial data, the supplemental summary investment schedule, and the supplemental investment risks interrogatories as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

Deloitte & Touche LLP

February 28, 2025

3

Sentry Life Insurance Company

Statutory Balance Sheets

December 31		2024		2023
(Thousands)				
Assets				
Cash and investments:				
Bonds	$	2,425,181	$	2,525,927
Common stocks - affiliated		10,770		10,677
Common stocks - unaffiliated		4,725		95
Policy loans		8,632		8,371
Receivables for securities		—		76
Loan receivable from affiliate		100,000		—
Cash and cash equivalents		38,044		46,158
Total cash and investments		2,587,352		2,591,304
Accrued investment income		31,727		33,068
Premiums deferred and uncollected		7,025		6,940
Current federal income tax recoverable		31		—
Deferred tax assets		3,385		4,277
Other assets		3,201		2,202
Separate account assets		7,691,006		6,964,977
Total admitted assets	$	10,323,727	$	9,602,768

(Continued)

4

Sentry Life Insurance Company

Statutory Balance Sheets

December 31		2024		2023
(Thousands)				
Liabilities				
Future policy benefits:				
Life	$	218,762	$	220,886
Accident and health		2,606		2,878
Annuity		1,827,746		1,942,006
Policy and contract claims:				
Life		3,966		4,555
Accident and health		16		16
Premium and other deposit funds		2,030		2,123
Other policyholder funds		753		122
Accounts payable and other liabilities		7,825		10,239
Current federal income tax payable		—		9,064
Payable to parent, subsidiaries, and affiliates		29,763		36,967
Asset valuation reserve		17,750		16,494
Interest maintenance reserve		4,758		7,617
Federal Home Loan Bank of Chicago borrowings		105,176		—
Separate account liabilities		7,690,083		6,964,095
Total liabilities		9,911,234		9,217,062
Capital Stock and Surplus:				
Capital stock, $10 par value. Authorized, 400,000 shares; issued and outstanding, 316,178 shares		3,162		3,162
Paid-in surplus		43,719		43,719
Unassigned surplus		365,612		338,825
Total capital stock and surplus		412,493		385,706
Total liabilities, capital stock, and surplus	$	10,323,727	$	9,602,768

See accompanying notes to statutory financial statements.

5

Sentry Life Insurance Company

Statutory Statements of Operations and Changes in Capital and Surplus

Years Ended December 31 (Thousands)	2024	2023	2022
Revenues:			
Premiums and annuity considerations	$ 959,932	$ 933,450	$ 881,068
Commissions and expense allowances on reinsurance ceded	1,786	1,972	1,998
Net investment income	126,109	127,825	129,679
Other income	39,555	34,457	33,782
Total revenues	1,127,382	1,097,704	1,046,527
Benefits and Expenses:			
Policyholder benefits and fund withdrawals	1,194,941	975,444	937,514
Increase (decrease) in future policy benefits and other reserves	(116,565)	(85,511)	(67,295)
Commissions	10,357	9,526	9,294
Other expenses	53,877	51,699	49,992
Transfers to (from) separate accounts, net	(49,842)	107,175	77,703
Total benefits and expenses	1,092,768	1,058,333	1,007,208
Income before federal income tax expense (credit) and net realized gains (losses) on investments	34,614	39,371	39,319
Federal income tax expense (credit), less tax on net realized gains (losses) and transfers to the IMR	(3,140)	2,523	(675)
Income before net realized gains (losses) on investments	37,754	36,848	39,994
Net realized gains (losses), net of tax	1,039	306	(649)
Net income	$ 38,793	$ 37,154	$ 39,345
Changes in Capital and Surplus:			
Capital stock, beginning and end of year	$ 3,162	$ 3,162	$ 3,162
Paid-in surplus, beginning and end of year	43,719	43,719	43,719
Unassigned surplus:			
Balance January 1	338,825	314,208	288,251
Net income	38,793	37,154	39,345
Change in nonadmitted assets	(261)	(2,426)	(236)
Change in asset valuation reserve	(1,256)	(2,408)	(3,078)
Change in deferred income tax	(632)	1,928	(324)
Change in separate accounts surplus	50	67	(76)
Change in net unrealized gains and losses on investments	93	302	326
Dividend to stockholder	(10,000)	(10,000)	(10,000)
Balance at end of year	365,612	338,825	314,208
Total capital stock and surplus at end of year	$ 412,493	$ 385,706	$ 361,089

See accompanying notes to statutory financial statements.

6

Sentry Life Insurance Company
Statutory Statements of Cash Flow

Years Ended December 31 (Thousands)		2024		2023
Operating Activities:				
Premiums and annuity considerations	$	959,852	$	933,569
Net investment income received		131,268		132,995
Other income received		41,340		36,429
Benefits and loss-related payments		(1,197,588)		(972,801)
Commissions and expenses paid		(64,688)		(61,321)
Net transfers (to) from separate accounts		49,845		(107,173)
Federal income taxes recovered (paid)		(5,749)		(3,387)
Net cash provided (utilized) by operating activities		(85,720)		(41,689)
Investment Activities:				
Proceeds from investments sold, matured, or repaid:				
Bonds		289,578		300,590
Other		76		—
Cost of investments acquired:				
Bonds		(194,676)		(240,766)
Stocks		(4,630)		(95)
Loan receivable from affiliate		(100,000)		—
Other		—		(64)
Net decrease in policy loans		(261)		255
Net cash provided (utilized) by investment activities		(9,913)		59,920
Financing Activities:				
Net deposits (withdrawls) on deposit-type contracts and other insurance liabilities		(93)		(27)
Federal Home Loan Bank of Chicago borrowings		105,176		—
Dividend to stockholder		(10,000)		(10,000)
Other net cash provided (applied)		(7,564)		12,831
Net cash provided (utilized) by financing activities		87,519		2,804
Change in cash and cash equivalents		(8,114)		21,035
Cash and Cash Equivalents:				
Beginning of year		46,158		25,123
End of year	$	38,044	$	46,158
Non-cash transactions				
Exchanges of bonds	$	2,655	$	—

See accompanying notes to statutory financial statements.

7

Sentry Life Insurance Company notes to statutory financial statements

Note 1 Basis of presentation

Sentry Life Insurance Company (the Company) is a wholly owned subsidiary of Sentry Insurance Company (SIC). The Company writes insurance products in all states except New York primarily through direct writers who market the Company's individual life insurance, individual annuity, and group annuity products. The Company also uses third-party administrators and general agents to administer its group life, health, and accident products. The Company owns 100 percent of Sentry Life Insurance Company of New York (SLONY), which writes individual life insurance, individual annuity, and group annuity products in New York.

The Company maintains its accounts in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. This statutory accounting basis is a comprehensive basis of accounting other than Accounting Principles Generally Accepted in the United States of America (US GAAP). The Company is required to prepare its statutory financial statements in accordance with the National Association of Insurance Commissioners (NAIC's) *Accounting Practices and Procedures Manual* (*AP&P Manual*), subject to any deviations prescribed or permitted by the OCI. The Company does not have any prescribed or permitted practices as of December 31, 2024.

8

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies

Investments
Investment securities are valued in accordance with the NAIC as follows: Bonds are generally stated at amortized cost using the interest method, except bonds that are defined by the NAIC as NAIC 6, which are stated at the lower of amortized cost or fair value. Under U.S. generally accepted accounting principles (GAAP), bonds are categorized based on positive intent as "trading securities" (reported at fair value, with changes in fair value reported in net income), "available for sale" securities (reported at fair value, with changes in fair value reported in equity), or "held to maturity" securities (reported at amortized cost).

Common stock of the Company's investment in SLONY is carried at its underlying audited statutory capital and surplus. The change in SLONY's underlying equity between years is reflected as a change in unrealized gains (losses). Under GAAP, SLONY's financial statements would be consolidated with the Company. Unaffiliated common stocks are stated at fair value as required by the NAIC and GAAP. Unrealized common stock investment gains and losses, net of deferred taxes, are credited or charged directly to unassigned policyholders' surplus. Under GAAP, unrealized common stock gains and losses are reported at net income.

Policy loans are carried at the aggregate of unpaid principal balances plus the accrued interest and are not in excess of the cash surrender value of the related policies. Cash equivalents are carried at fair value.

As allowed by the NAIC, cash pools that hold cash, cash equivalents, and short-term investments are allowed to be reported as cash equivalents when domiciliary regulator approval is received and all of the following criteria are met: investments held by the pool are limited to non-affiliated investments, members may withdraw contributions at any time, ownership interests are proportional to cash contributed, all interests in the pool are of the same class, with equal rights, preferences, and privileges, the liability of the participants' debts and obligations in the pool are limited to the participant's contributions, and no participant shall be obligated to contribute money for any reason other than to participate in the pool's investments. The Sentry Liquid Asset Partnership (SLAP) qualifies as a cash pool under this guidance and is reported as a cash equivalent. Under GAAP, this investment would be required to be shown as a partnership investment.

As prescribed by the NAIC, an Asset Valuation Reserve (AVR) is maintained for life insurance company investments. The AVR mitigates fluctuations in the values of invested assets. Changes in the AVR are included in policyholders' surplus. An AVR is not allowed for GAAP purposes.

Realized capital gains and losses on bonds attributable to interest rate changes are deferred in the Interest Maintenance Reserve (IMR), net of tax. The IMR adjusts the impact of realized gains and losses on surplus by deferring realized gains and losses and amortizing them into investment income over the approximate remaining lives of the investments sold. The IMR is only applicable to life insurance companies. An IMR is not allowed for GAAP purposes.

Fair value adjustments for securities carried at fair value are charged to surplus as unrealized gains (losses) on investments net of any related deferred tax. Realized gains and losses are determined on the specific-identification method and are presented in the accompanying statutory statements of operations net of federal income tax, after adjustments for the IMR. Realized investment gains and losses also include valuation adjustments for impairment of bonds with a decline in value that management considers to be other-than-temporary. In determining whether impairments are other-than-temporary, the Company considers the size and duration of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, and the credit quality of the issuer of bonds. When it is determined that an investment is other-than-temporarily-impaired, the Company writes the carrying value down to the fair value and recognizes a realized loss. For loan-backed and structured securities only, the determination of other-than-temporary impairment is measured based on an estimate of the noninterest loss based on the present value of future cash flows, which is recognized in operations. Such impairments result in the establishment of a new cost basis for these assets for book purposes. Under GAAP, an expected credit loss model is used, which requires recognition of expected credit losses through an allowance.

Investment income is recorded when earned. Income on loan-backed and structured securities is recognized using an effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment income earned on the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

9

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

Separate accounts
The Company issues group annuity contracts that include the option of placing deposits received in connection with these contracts in separate accounts. The Company also issued variable annuity contracts and variable universal life contracts that required deposits to be placed in separate accounts, sales of both products had ceased by the end of 2004. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Separate account assets, consisting of mutual funds, common stocks, and long-term bonds are reported at fair value and include the Company's interest in the separate accounts (seed money). Liabilities relating to contract holders are generally recorded at amounts equal to assets, but a contra liability is recorded to adjust separate account liabilities to amounts computed using applicable statutory reserving tables. Separate account premium deposits, benefit expenses, and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets accrue directly to contract holders and therefore are not included in the Company's statutory statements of operations. The Company's seed money investment, including appreciation or depreciation, is reflected in capital stock and surplus through recognition of surplus in the separate accounts.

Nonadmitted assets
For statutory accounting purposes, certain assets designated as "nonadmitted" (principally deferred income tax assets and prepaid expenses) have been excluded from the balance sheets and charged to surplus. Under GAAP, such assets would be recognized at net realizable value. There were $4.8 million and $4.5 million of nonadmitted assets at December 31, 2024 and December 31, 2023, respectively.

Policy benefits
Liabilities for life insurance policies are computed using methods, mortality and morbidity tables, and interest rates that conform to the valuation laws of the State of Wisconsin. The liabilities are primarily calculated on a modified reserve basis. The effect of using a modified reserve basis partially offsets the effect of immediately expensing acquisition costs by providing a policy benefit reserve increase in the first policy year that is less than the reserve increase in renewal years. Future policy benefits for life policies and contracts were primarily determined using the NAIC's reserve valuation method with interest rates ranging from zero to 6.00 percent. Additional statutory premium deficiency reserves are established when the valuation net premium exceeds the gross premium.

Future policy benefits for annuity contracts, primarily for individual and group deferred annuities, were primarily determined using the NAIC's annuity reserve valuation method with interest rates ranging from 1.00 to 11.25 percent. Reserves are established using the larger of the benefit amount calculated using the NAIC's method or the cash surrender value.

Future accident and health group reserves consist predominantly of long-term disability reserves representing the present value of amounts not yet due calculated using standard disability tables and various interest rates.

Reserves for deposit-type contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future payments when such payments are guaranteed.

GAAP requires reassessment of cash flow assumptions at least annually and revision of discount rate assumptions each reporting period for long duration contracts.

Debt
Debt related to the Federal Home Loan Bank of Chicago (FHLBC) advance is recorded on a cost basis. Under GAAP, the Company may record the debt at fair value through election of the fair value option.

Revenue and expense recognition
Premiums for annuity contracts are recognized when received. Premiums for traditional life insurance policies and limited payment contracts are recognized as income on the policy anniversary date. Amounts collected on policies that do not subject the Company to any risks arising from policyholder mortality or morbidity (deposit contracts), such as supplementary contracts without life contingencies, are recorded as increases to policyholder account balances. Revenues for these policies consists of net investment income and policy charges. Under GAAP, revenue on contracts without significant mortality or longevity risk (investment contracts) would be accounted for similar to deposit contracts.

10

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

The Company has no direct employees and does not own equipment. It utilizes services provided by employees and equipment of SIC and occupies space in SIC's office building. Accordingly, the Company participates in an intercompany administrative services agreement with certain affiliated companies. Expenses of the Company consist of direct charges incurred and an allocation of expenses (principally: salaries, salary-related items, rent, and data processing services) between certain affiliated companies. The Company recognized expenses of $59.0 million, $55.4 million, and $52.9 million for 2024, 2023, and 2022, respectively, under this intercompany administrative services agreement. It is possible that the expenses would not be the same as those that would result from transactions among wholly unrelated parties.

Acquisition costs
Costs directly related to the acquisition of insurance premiums, such as commissions and premium tax, are charged to operations as incurred. Under GAAP, certain acquisition costs would be capitalized and amortized over the policy period or expected life of the contract.

Reinsurance
Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded or assumed are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory statements of operations. Under GAAP, ceded unearned premium and ceded loss and loss adjustment expense reserves would be classified as assets instead of as a reduction of the related liability.

Federal income tax
The Company is included in the consolidated federal income tax return of Sentry Mutual Holding Company (SMHC), the ultimate parent company of SIC. The method of allocation between the companies is subject to a written income tax allocation agreement approved by the board of directors. Allocation is based upon separate return calculations with current credit for net losses. Federal income tax is based on taxable income currently payable.

In accordance with guidance specified in the NAIC's *AP&P Manual*, the Company utilizes a balance sheet approach of accounting for federal income taxes. Under this method deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. GAAP accounting requires these changes to be recorded through the income statement. The admissibility of net deferred tax assets recorded is subject to various limitations set forth in the NAIC's *AP&P Manual*. GAAP accounting does not include these limitations but includes recoverability testing.

Use of estimates
The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Company's investments are primarily comprised of bonds. The evaluation of investments for other-than-temporary-impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments, or in the net present value of expected cash flows for loan-backed and structured securities, should be recognized in current year earnings. The risks and uncertainties include changes in general economic conditions, the issuers' financial condition and future prospects, the effects of change in interest rates or current spreads, and the expected recovery period. The Company regularly invests in mortgage and asset-backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing interest rates may adversely affect the timing and amount of cash flows on such securities. In addition, the amortization of market premium and accretion of market discount for mortgage and asset-backed securities is based on historical experience and estimates of future payment speeds on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

11

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

Market Risk
Market risk is the risk that the Company is exposed to fluctuations in the fair market value of investment securities. The Company attempts to mitigate the portion of this risk caused by fluctuations in the prevailing level of interest rates via asset-liability management strategies that align estimated fixed income investment duration with that of the corresponding insurance liabilities. The Company also employs active management and diversification strategies to further mitigate market risk due to credit related events (e.g., rating downgrades, defaults), asset class fluctuations, and economic uncertainties.

Reclassification and Comparability
The discussion above highlights the significant differences between statutory accounting practices followed by the Company and GAAP. The aggregate effect of the foregoing variances from GAAP has not been determined but is presumed to be material. Certain 2023 amounts have been reclassified to conform to the 2024 presentation.

New accounting pronouncements
Statement of Statutory Accounting Principles (SSAP) No. 20 *Nonadmitted Assets* was adopted August 13, 2024. The revision clarifies that directly-held crypto assets are nonadmitted assets for statutory accounting and adopts the definition of crypto assets from ASU 2023-08 *Intangibles – Goodwill and Other – Crypto Assets (Subtopic 350-60), Accounting for and Disclosure of Crypto Assets*. The revisions did not have a financial statement impact.

SSAP No. 25 *Affiliates and Other Related Parties* and SSAP No. 63 *Underwriting Pools* were revised and adopted effective August 13, 2024. Interpretation (INT) 03-02: *Modification to an Existing Intercompany Pooling Arrangement* was nullified upon this adoption. The revision addresses the transfer of assets when modifying intercompany pooling agreements and added a new disclosure to identify the statement value and fair value of assets received or transferred. These revisions did not have a financial statement impact.

SSAP No. 107 *Risk-Sharing Provisions of the Affordable Care Act* was revised May 15, 2024. This removes the ACA transitional reinsurance program and risk corridors program disclosures. The revisions did not have a financial statement impact.

Accounting standards not yet adopted
Changes to SSAP No. 26, *Bonds* and SSAP No. 43, *Loan-Backed and Structured Securities*, will be effective January 1, 2025. The revisions update the guidance for the principles-based bond definition and the accounting for bonds (issuer credit obligations and asset-backed securities). These revisions are not expected to have a material financial statement impact.

12

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments

Bonds

The carrying value, gross unrealized gains and losses, and estimated fair value of bonds as of December 31, 2024 and 2023, are as follows:

December 31, 2024	Carrying value	Gross unrealized gains	Gross unrealized losses	Estimated fair value
(Thousands)				
U.S. government and government agencies	$ 62,220	$ 288	$ 3,191	$ 59,317
States, territories, and possessions	10,105	-	1,153	8,952
Political subdivisions of states, territories, and possessions	66,450	622	2,661	64,411
Special revenue and special assessment	302,543	1,822	28,935	275,430
Industrial and miscellaneous	1,983,863	31,270	136,268	1,878,865
Total	$ 2,425,181	$ 34,002	$ 172,208	$ 2,286,975

December 31, 2023	Carrying value	Gross unrealized gains	Gross unrealized losses	Estimated fair value
(Thousands)				
U.S. government and government agencies	$ 56,297	$ 362	$ 2,733	$ 53,926
States, territories, and possessions	19,601	-	2,808	16,793
Political subdivisions of states, territories, and possessions	69,293	1,343	2,250	68,386
Special revenue and special assessment	323,041	3,522	25,781	300,782
Industrial and miscellaneous	2,057,695	50,360	111,257	1,996,798
Total	$ 2,525,927	$ 55,587	$ 144,829	$ 2,436,685

Included within the above tables are $123.4 million and $144.7 million of loan-backed and structured securities as of December 31, 2024 and 2023, respectively. Of this total, $48.1 million at December 31, 2024 and $57.2 million at December 31, 2023, were issued through or guaranteed by various U.S. government and government agencies. There were $36.8 million and $29.1 million of securities with government guarantees reflected within the U.S. government line above at December 31, 2024 and 2023, respectively. The remainder of the securities are reflected in the industrial and miscellaneous lines.

13

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

The carrying value and estimated fair value of bonds and cash equivalents at December 31, 2024, by contractual maturity, are shown as follows. Actual maturities may differ from contractual maturities because certain issuers have the right to call or prepay obligations with or without call or prepayment penalties. As most loan-backed and structured securities provide for periodic payments throughout their lives, they are listed separately.

December 31, 2024	Carrying value	Estimated fair value
(Thousands)		
Due in one year or less	$ 120,656	$ 121,020
Due after one year through five years	476,189	481,015
Due after five years through ten years	456,066	435,336
Due after ten years	1,286,746	1,167,580
Subtotal	2,339,657	2,204,951
Loan-backed and structured securities	123,353	119,853
Total	$ 2,463,010	$ 2,324,804

The Company occasionally sells, redeems, or otherwise disposes of securities as a result of a callable or tender offer feature (including make-whole call provisions). These liquidations may provide for a prepayment penalty or acceleration fee, which is reported as investment income when received. During 2024, 2023, and 2022, respectively, there were disposals of called securities reflecting 18, 14, and 19 unique CUSIP numbers (the CUSIP number is assigned by the Committee on Uniform Securities Identification Procedures to uniquely identify the company or issuer and type of security). The aggregate amount of investment income generated from prepayment penalties and/or acceleration fees was $0.49 million, $0.03 million, and $2.65 million for the years ended December 31, 2024, 2023, and 2022, respectively.

As of December 31, 2024, the Company held no securities that were self-assigned a 5GI designation, indicating the securities meet the qualifications of a 5GI designation but have not been certified by the Securities Valuation Office (SVO). The Company had no 5GI securities as of December 31, 2024 and 2023.

There are no securities purchased prior to January 1, 1994, where historical cash flows are not available. Prepayment assumptions for single-class and multi-class mortgage and asset-backed securities were obtained from data pricing services. The Company uses data pricing services, broker quotes and the Capital Markets & Investment Analysis Office of the NAIC to determine fair value. The Company has no negative yield situations requiring a change from the retrospective to prospective methodology.

As of December 31, 2024 and 2023, investments carried at $133.5 million and $3.0 million, respectively, were on deposit with various governmental agencies. This represents 1.29 and 0.03 percent of the Company's total assets and total admitted assets as of December 31, 2024 and 2023, respectively.

14

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

Gross gains and losses realized from the disposition of bonds, which are reflected in the accompanying statutory financial statements, are as follows:

Years ended December 31 (Thousands)	2024	2023	2022
Bond sales:			
Proceeds	$ 179,084	$ 198,592	$ 142,252
Gross gains	370	1,718	2,890
Gross losses	695	734	999
Other bond dispositions:			
Proceeds	$ 113,149	$ 101,998	$ 124,712
Gross gains	1,451	836	376
Gross losses	2,104	987	1,575

The Company had $0.1 million and $0.4 million of realized net losses related to other-than-temporary-impairments in 2024 and 2023, respectively. There were no realized net losses in 2022 related to other-than-temporary-impairments.

Common stocks
In 2023, the Company became a member of the FHLBC. As a result, the Company holds $4.7 million of FHLB stock as of December 31, 2024. The Company held $0.1 million of FHLB stock as of December 31, 2023.

Cash equivalents
The Company's interest in SLAP was $37.8 million at December 31, 2024 in which $37.8 million was related to cash equivalents. The Company's interest in SLAP was $46.1 million at December 31, 2023 in which $46.1 million was related to cash equivalents.

Investment income
Sources of net investment income for 2024, 2023, and 2022 are as follows:

Years ended December 31 (Thousands)	2024	2023	2022
Dividend received from subsidiary	$ 250	$ -	$ 250
Interest:			
Bonds	122,522	125,240	128,171
Cash equivalents	3,078	1,984	551
Other interest	629	595	611
Stocks	4	-	-
Amortization of IMR	959	1,252	1,220
Gross investment income	127,442	129,071	130,803
Interest expense	176	-	-
Investment expense	1,157	1,246	1,124
Net investment income	$ 126,109	$ 127,825	$ 129,679

15

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

Realized investment gains and losses for the years ended December 31, 2024, 2023, and 2022, were as follows:

December 31, 2024 (Thousands)	Realized gains	Realized losses	Net realized gains (losses)
Bonds	$ 1,821	$ 2,889	$ (1,068)
Common Stocks	-	-	-
IMR gains (losses)	1,900	-	1,900
Less: taxes on realized gains (losses)	207	-	207
Net realized gains (losses), net of tax	-	-	$ 1,039

December 31, 2023 (Thousands)	Realized gains	Realized losses	Net realized gains (losses)
Bonds	$ 2,554	$ 2,093	$ 461
Common Stocks	-	-	-
IMR gains (losses)	-	-	183
Less: taxes on realized gains (losses)	-	-	(338)
Net realized gains (losses), net of tax	-	-	$ 306

December 31, 2022 (Thousands)	Realized gains	Realized losses	Net realized gains (losses)
Bonds	$ 3,266	$ 2,574	$ 692
Common Stocks	-	-	-
IMR gains (losses)	-	-	(566)
Less: taxes on realized gains (losses)	-	-	(776)
Net realized gains (losses), net of tax	-	-	$ (649)

16

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

Impairment analysis
The following tables show the fair value and unrealized losses for all bonds as of December 31, 2024 and 2023, respectively. The data is aggregated by investment category and length of time that individual securities have been in a continuous position where carrying value exceeds fair value:

December 31, 2024	Less than 12 months		12 months or more		Total	
(Thousands)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized Losses
U.S. government and government agencies	$ 14,490	$ 143	$ 36,708	$ 3,047	$ 51,198	$ 3,190
States, territories, and possessions	-	-	8,952	1,153	8,952	1,153
Political subdivisions of states, territories, and possessions	8,257	735	15,766	1,926	24,023	2,661
Special revenue and special assessment	20,348	464	203,490	28,471	223,838	28,935
Industrial and miscellaneous	334,279	8,128	911,371	128,141	1,245,650	136,269
Total	$ 377,374	$ 9,470	$ 1,176,287	$ 162,738	$ 1,553,661	$ 172,208

December 31, 2023	Less than 12 months		12 months or more		Total	
(Thousands)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
U.S. government and government agencies	$ 14,282	$ 251	$ 26,060	$ 2,482	$ 40,342	$ 2,733
States, territories, and possessions	-	-	16,793	2,808	16,793	2,808
Political subdivisions of states, territories, and possessions	2,725	36	21,963	2,214	24,688	2,250
Special revenue and special assessment	25,026	274	207,958	25,507	232,984	25,781
Industrial and miscellaneous	80,829	762	1,117,163	110,495	1,197,992	111,257
Total	$ 122,862	$ 1,323	$ 1,389,937	$ 143,506	$ 1,512,799	$ 144,829

17

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

The following tables show the fair value and unrealized losses for loan-backed securities as of December 31, 2024 and 2023. The data is aggregated by investment category and length of time that individual securities have been in a continuous position where cost or amortized cost exceeds fair value:

December 31, 2024	Less than 12 months		12 months or more		Total	
(Thousands)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. government and government agencies	$ 14,490	$ 143	$ 15,569	$ 1,595	$ 30,059	$ 1,738
Special revenue - MBS/ABS (a)	333	3	27,553	2,113	27,886	2,116
Industrial and miscellaneous	-	-	15,136	813	15,136	813
Total	$ 14,823	$ 146	$ 58,258	$ 4,521	$ 73,081	$ 4,667

(a) Mortgage-backed securities (MBS) and asset-backed securities (ABS).

December 31, 2023	Less than 12 months		12 months or more		Total	
(Thousands)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. government and government agencies	$ -	$ -	$ 17,614	$ 1,381	$ 17,614	$ 1,381
Special revenue - MBS/ABS (a)	39	-	32,938	2,089	32,977	2,089
Industrial and miscellaneous	4,997	2	15,344	972	20,341	974
Total	$ 5,036	$ 2	$ 65,896	$ 4,442	$ 70,932	$ 4,444

(a) Mortgage-backed securities (MBS) and asset-backed securities (ABS).

The majority of unrealized losses of the Company's investments were caused by bonds being purchased in a lower interest rate environment relative to the interest rate environment at December 31, 2024. Because the Company believes the securities will increase in value and has the ability and intent to hold these investments until maturity, the Company does not consider investments with such losses to be other-than-temporarily-impaired at December 31, 2024. There were no loan-backed securities held at December 31, 2024 or 2023, which were previously other-than-temporarily-impaired.

The Company's evaluation of other-than-temporary-impairment of a particular security includes management making assumptions and estimates about the future earnings potential and operations of the issuer. Management considers such factors when evaluating whether a decline in fair value is other-than-temporary: (1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; (2) the recoverability of principal and interest; (3) the duration and extent to which the fair value has been less than amortized cost for bonds; (4) the financial condition of the issuer along with future prospects, including relevant industry conditions and trends and rating agency implications; and (5) the specific reasons that a security is in a significant unrealized loss position, including market conditions, which could affect access to liquidity.

Total unrealized losses on all bonds that were in a continuous unrealized loss position for 12 months or more are comprised of 388 and 438 individual bonds at December 31, 2024 and 2023, respectively. Total unrealized losses on all bonds that were in a continuous unrealized loss position for less than 12 months are comprised of 101 and 29 individual bonds at December 31, 2024 and 2023, respectively.

The Company does not have a material concentration of subprime investments.

18

Sentry Life Insurance Company notes to statutory financial statements

Note 4 Disclosures about fair values of financial instruments

Statutory accounting principles define the fair value of a financial instrument as the amount at which that instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Certain financial instruments and all nonfinancial instruments are excluded from statutory fair value disclosure requirements. Financial instruments that are exempt include life policy benefits with mortality or morbidity risk. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

For cash and cash equivalents and accrued investment income, the carrying amount approximates fair value. Policy loans are an integral part of the underlying insurance contract and have no stated maturity dates; therefore, no reasonable estimate of fair value can be made. Interest rates for policy loans range from 5 to 8 percent.

For bonds, the estimated fair value is generally based on quotes provided by data pricing services, brokers, and the Capital Markets & Investment Analysis Office of the NAIC. The fair value of assets held in separate accounts and the related liabilities are based on underlying market prices.

The estimated fair values of the Company's financial instruments are as follows:

December 31, 2024	Carrying value	Estimated fair value	Level 1	Level 2	Level 3
(Thousands)					
Financial assets:					
Bonds	$ 2,425,181	$ 2,286,975	$ -	$ 2,286,975	$ -
Common stocks - unaffiliated	4,725	4,725	-	4,725	-
Cash equivalents	37,829	37,829	37,829	-	-
Assets held in separate accounts	7,691,006	7,691,006	549,466	7,141,540	-
Total financial assets	$ 10,158,741	$ 10,020,535	$ 587,295	$ 9,433,240	$ -
Liabilities:					
FHLB borrowings	$ 105,000	$ 105,000	$ 105,000	$ -	$ -
Liabilities held in separate accounts	7,690,083	7,690,083	549,466	7,140,617	-
Total financial liabilities	$ 7,795,083	$ 7,795,083	$ 654,466	$ 7,140,617	$ -

December 31, 2023	Carrying value	Estimated fair value	Level 1	Level 2	Level 3
(Thousands)					
Financial assets:					
Bonds	$ 2,525,927	$ 2,436,685	$ -	$ 2,436,685	$ -
Common stocks - unaffiliated	95	95	-	95	-
Cash equivalents	46,146	46,146	46,146	-	-
Assets held in separate accounts	6,964,977	6,964,977	507,148	6,457,829	-
Total financial assets	$ 9,537,145	$ 9,447,903	$ 553,294	$ 8,894,609	$ -
Liabilities:					
Liabilities held in separate accounts	$ 6,964,095	$ 6,964,095	$ 507,148	$ 6,456,947	$ -

19

Sentry Life Insurance Company notes to statutory financial statements

Note 4 Disclosures about fair values of financial instruments (continued)

Included in various investment-related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds, when carried at the lower of cost or fair value.

The fair value of an asset or liability is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses a market approach and maximizes the use of observable inputs and minimizes the use of unobservable inputs.

When quoted prices in active markets are not available, the Company uses the income approach to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to, interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.

For disclosure purposes, based on a hierarchy defined by SSAP No. 100, *Fair Value*, the Company categorizes its financial instruments into a hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives highest priority to quotes in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety. Transfers between levels are recognized at the end of the reporting period for which an underlying assumption significant to the fair value is determined. There were no transfers between levels during 2024.

20

Sentry Life Insurance Company notes to statutory financial statements

Note 4 Disclosures about fair values of financial instruments (continued)

The Company categorizes financial assets and liabilities as follows:

Level 1 - Management's valuations are based on unadjusted quoted prices in active markets for identical, unrestricted assets. Since valuations are based on quoted prices that are readily available in an active market, valuation of these assets does not involve any meaningful degree of judgment. An active market is defined as a market where transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 financial assets and liabilities generally include U.S. government debt securities, where management's valuations are based on quoted market prices.

Level 2 - Management's valuations are based on quoted market prices where such markets are not deemed to be sufficiently active. In such circumstances, additional valuation metrics will be used which involve direct or indirect observable market inputs. Level 2 financial assets and liabilities generally include non-U.S. government debt securities, as well as assets and liabilities held in separate accounts. Independent pricing services constitute a significant input in management's determination of the fair value of these types of bonds. In developing such quotes, dealers will use the terms of the security and market-based inputs. Terms of the security include coupon, maturity date, and any special provision that may enable the investor to redeem the security prior to its maturity date. Market-based inputs include the level of interest rates applicable to comparable securities in the market and current credit ratings of the security. A small segment of Level 2 securities are priced: a) externally, via broker quotes, for example, and b) internally using matrix pricing, and/or benchmark and spread analysis.

Level 3 - Management's valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Valuations under Level 3 generally involve a significant degree of judgment on the part of management.

The following tables present the fair value hierarchy levels for the Company's assets and liabilities carried at fair value:

December 31, 2024	Level 1	Level 2	Level 3	Total
(Thousands)				
Financial assets:				
Common stocks - unaffiliated	$ -	$ 4,725	$ -	$ 4,725
Cash equivalents	37,829	-	-	37,829
Assets held in separate accounts	549,466	7,141,540	-	7,691,006
Total financial assets	$ 587,295	$ 7,146,265	$ -	$ 7,733,560
Liabilities:				
Liabilities held in separate accounts	$ 549,466	$ 7,140,617	$ -	$ 7,690,083

December 31, 2023	Level 1	Level 2	Level 3	Total
(Thousands)				
Financial assets:				
Common stocks - unaffiliated	$ -	$ 95	$ -	$ 95
Cash equivalents	46,146	-	-	46,146
Assets held in separate accounts	507,148	6,457,829	-	6,964,977
Total financial assets	$ 553,294	$ 6,457,924	$ -	$ 7,011,218
Liabilities:				
Liabilities held in separate accounts	$ 507,148	$ 6,456,947	$ -	$ 6,964,095

21

Sentry Life Insurance Company notes to statutory financial statements

Note 5 Investment in subsidiary

Condensed financial information regarding SLONY is as follows:

At or for years ended December 31 (Thousands)	2024	2023	2022
Total cash and investments	$ 39,541	$ 40,432	$ 39,432
Total admitted assets	145,600	154,162	124,147
Policy reserves and benefits	28,791	30,053	28,433
Total liabilities	134,830	143,485	113,772
Total capital stock and surplus	10,770	10,677	10,375
Premium and annuity considerations	13,969	29,458	10,760
Net investment income	1,744	1,621	1,622
Total benefits and expenses	16,289	31,426	12,494
Net income	357	316	618

22

Sentry Life Insurance Company notes to statutory financial statements

Note 6 Premium and annuity considerations deferred and uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policy owners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the statutory balance sheets. The components of deferred and uncollected premiums are as follows:

December 31, 2024	Gross	Loading	Net of loading
(Thousands)			
Ordinary new business	$ 442	$ 17	$ 425
Ordinary renewal	6,700	101	6,599
Group life	1	-	1
Total	$ 7,143	$ 118	$ 7,025

December 31, 2023	Gross	Loading	Net of loading
(Thousands)			
Ordinary new business	$ 369	$ 16	$ 353
Ordinary renewal	6,693	107	6,586
Group life	1	-	1
Total	$ 7,063	$ 123	$ 6,940

December 31, 2022	Gross	Loading	Net of loading
(Thousands)			
Ordinary new business	$ 305	$ 13	$ 292
Ordinary renewal	6,877	107	6,770
Group life	1	-	1
Total	$ 7,183	$ 120	$ 7,063

23

Sentry Life Insurance Company notes to statutory financial statements

Note 7 Separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for employee benefit plans, variable annuities, and variable universal life product lines.

All separate account assets are considered legally insulated from the general account except for the Company's interest in the separate accounts (seed money). The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general accounts. All assets held by the separate accounts are registered with the U.S. Securities and Exchange Commission (SEC). As of December 31, 2024, and 2023, the Company's separate account statements included legally insulated assets of $7.7 billion and $7.0 billion, respectively. The Company's seed money was $923 thousand, $881 thousand, and $828 thousand, as of December 31, 2024, 2023, and 2022, respectively.

Activity and liabilities (primarily reserves) in separate accounts are as follows:

Years ended December 31 (Thousands)	2024	2023	2022
Premiums, considerations, or deposits	$ 2,333,649	$ 2,037,290	$ 2,427,895
Liabilities:			
Reserves carried at fair value	$ 7,689,851	$ 6,963,877	$ 5,889,266
Non-policy liabilities	232	218	3,133
Total liabilities	$ 7,690,083	$ 6,964,095	$ 5,892,399
Liabilities by withdrawal characteristics:			
Subject to discretionary withdrawal:			
With market value adjustment	$ -	$ -	$ -
At book value without market value adjustment and with current surrender charge of 5% or more	-	-	-
At fair value	7,689,851	6,963,877	5,889,266
At book value without market value adjustment and with current surrender charge less than 5%	-	-	-
Total reserves subject to discretionary withdrawal	7,689,851	6,963,877	5,889,266
Non-policy liabilities	232	218	3,133
Total liabilities	$ 7,690,083	$ 6,964,095	$ 5,892,399
Reserves for asset default risk in lieu of AVR	$ -	$ -	$ -

Insurance claims and policyholders' benefits as reported in the statutory statements of operations include amounts transferred to (from) separate accounts. These transfers reported in the separate accounts statements are as follows:

Years ended December 31 (Thousands)	2024	2023	2022
Transfers to separate accounts	$ 2,333,649	$ 2,037,290	$ 2,427,895
Transfers from separate accounts	(2,383,469)	(1,930,104)	(2,350,328)
Net transfers as reported in the separate accounts statements	(49,820)	107,186	77,567
Other	(22)	(11)	136
Net transfers as reported in the statements of operations	$ (49,842)	$ 107,175	$ 77,703

24

Sentry Life Insurance Company notes to statutory financial statements

Note 8 Reserves for life contracts and deposit-type contracts

The Company waives deduction of deferred fractional premiums upon the death of an insured and returns any portion of the final premium for coverage beyond the end of the policy month of death. Surrender values are not promised in excess of legally computed reserves.

For insurance on substandard lives, the gross premium of the true age and an extra premium to provide for the additional risk are charged. For universal life policies, the reserve equals the unearned extra premium. For other policies, the reserve equals 3/4 of the sum of the reserve reported at the end of the previous year and the extra annual premium in force at the end of the current year.

As of December 31, 2024, and 2023, the Company has $1.6 billion of insurance in force for which the gross premiums are less than the net premiums according to the valuation standard set by the State of Wisconsin.

The tabular interest is determined by formula as described in the instructions to the NAIC's annual statement except for universal life plans and the retirement deposit accounts where basic policy data is used. Tabular reserves less actual reserves released and tabular cost are determined by formula as described in the instructions.

Tabular interest on funds not involving life contingencies is determined by using actual interest earned during the year.

25

Sentry Life Insurance Company notes to statutory financial statements

Note 9 Liability for accident and health benefits

Activity in the liability for accident and health benefits and claims adjustment expenses is summarized as follows:

Years ended December 31	2024	2023
(Thousands)		
Net reserves for benefits and claims adjustment expenses at beginning of year	$ 2,882	$ 3,137
Provision for benefits and claims adjustment expenses incurred:		
Current year	-	-
Prior years	191	280
Total incurred benefits and claims adjustment expenses	191	280
Payments for benefits and claims adjustment expenses incurred:		
Current year	-	-
Prior years	464	535
Total paid benefits and claims adjustment expenses	464	535
Net reserves for benefits and claims adjustment expenses at end of year	2,609	2,882
Active life reserve	13	12
Reserves for benefits and claims adjustment expenses at end of year	$ 2,622	$ 2,894

The prior year reserve development is primarily attributable to the experience under the group long-term disability contract issued to SIC. No significant trends or unanticipated events were noted in the years presented.

26

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities

The withdrawal characteristics of all annuity reserves and deposit liabilities at December 31, 2024 and 2023 are as follows:

Individual annuities

December 31, 2024	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	687	-	687	0.72%
At fair value	-	23,948	23,948	25.14%
Total with adjustment or at market value	687	23,948	24,635	25.86%
At book value without adjustment (minimal or no charge or adjustment)	65,741	-	65,741	69.03%
Total subject to discretionary withdrawal	66,428	23,948	90,376	94.89%
Not subject to discretionary withdrawal	4,864	-	4,864	5.11%
Total (gross)	71,292	23,948	95,240	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 71,292	$ 23,948	$ 95,240	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2023	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	720	-	720	0.80%
At fair value	-	23,887	23,887	26.53%
Total with adjustment or at market value	720	23,887	24,607	27.33%
At book value without adjustment (minimal or no charge or adjustment)	60,466	-	60,466	67.14%
Total subject to discretionary withdrawal	61,186	23,887	85,073	94.47%
Not subject to discretionary withdrawal	4,983	-	4,983	5.53%
Total (gross)	66,169	23,887	90,056	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 66,169	$ 23,887	$ 90,056	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

27

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

Group annuities

December 31, 2024	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ 1,715,255	$ -	$ 1,715,255	18.22%
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	7,658,563	7,658,563	81.34%
Total with adjustment or at market value	1,715,255	7,658,563	9,373,818	99.56%
At book value without adjustment (minimal or no charge or adjustment)	4,344	-	4,344	0.05%
Total subject to discretionary withdrawal	1,719,599	7,658,563	9,378,162	99.61%
Not subject to discretionary withdrawal	36,855	-	36,855	0.39%
Total (gross)	1,756,454	7,658,563	9,415,017	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 1,756,454	$ 7,658,563	$ 9,415,017	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2023	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ 1,834,938	$ -	$ 1,834,938	20.82%
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	6,933,058	6,933,058	78.71%
Total with adjustment or at market value	1,834,938	6,933,058	8,767,996	99.53%
At book value without adjustment (minimal or no charge or adjustment)	5,176	-	5,176	0.06%
Total subject to discretionary withdrawal	1,840,114	6,933,058	8,773,172	99.59%
Not subject to discretionary withdrawal	35,723	-	35,723	0.41%
Total (gross)	1,875,837	6,933,058	8,808,895	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 1,875,837	$ 6,933,058	$ 8,808,895	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

At December 31, 2024, there are reserves of $6.95 million for life contingencies. At December 31, 2023, there were additional reserves of $4.95 million for life contingencies.

28

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

Deposit-type contracts (no life contingencies) December 31, 2024	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	-	-	-
Total with adjustment or at market value	-	-	-	-
At book value without adjustment (minimal or no charge or adjustment)	-	-	-	-
Total subject to discretionary withdrawal	-	-	-	-
Not subject to discretionary withdrawal	2,030	-	2,030	100.00%
Total (gross)	2,030	-	2,030	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 2,030	$ -	$ 2,030	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2023	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	-	-	-
Total with adjustment or at market value	-	-	-	-
At book value without adjustment (minimal or no charge or adjustment)	-	-	-	-
Total subject to discretionary withdrawal	-	-	-	-
Not subject to discretionary withdrawal	2,123	-	2,123	100.00%
Total (gross)	2,123	-	2,123	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 2,123	$ -	$ 2123	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

29

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

The below table reconciles the withdrawal characteristics of all annuity reserves and deposit liabilities to specific Annual Statement schedules as of December 31, 2024.

Life & Accident & Health Annual Statement	Balance sheet caption	
Exhibit 5, annuities section, total (net)	Future policy benefits: annuity	$ 1,821,680
Exhibit 5, miscellaneous reserves, annuity portion	Future policy benefits: annuity	6,034
Exhibit 5, supplementary contracts with life contingencies section, total (net)	Future policy benefits: annuity	32
Exhibit 7, deposit-type contracts, line 14, column 1	Premium and other deposit funds	2,030
Subtotal		1,829,776
Separate accounts annual statement	Balance sheet caption	
Exhibit 3, line 0299999, column 2	Separate account liabilities	7,682,511
Subtotal		7,682,511
Combined total		$ 9,512,287

30

Sentry Life Insurance Company notes to statutory financial statements

Note 11 Withdrawal characteristics of life actuarial reserves

The withdrawal characteristics of life actuarial reserves at December 31, 2024 and 2023 are as follows:

December 31, 2024	General account			Separate account - nonguaranteed		
(Thousands)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans						
Term policies with cash value	$ 970	$ 970	$ 1,183	$ -	$ -	$ -
Universal life	60,042	61,399	62,896	-	-	-
Other permanent cash value life insurance	91,889	91,889	116,515	-	-	-
Variable universal life	-	-	6	7,646	7,644	7,340
Not subject to discretionary withdrawal or no cash values						
Term policies with cash value	XXX	XXX	51,853	XXX	XXX	-
Accidental death benefits	XXX	XXX	36	XXX	XXX	-
Disability - active lives	XXX	XXX	188	XXX	XXX	-
Disability - disabled lives	XXX	XXX	4,057	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	22,146	XXX	XXX	-
Total (gross)	152,901	154,258	258,880	7,646	7,644	7,340
Reinsurance ceded	-	-	40,118	-	-	-
Total (net)	$ 152,901	$ 154,258	$ 218,762	$ 7,646	$ 7,644	$ 7,340

December 31, 2023	General account			Separate account - nonguaranteed		
(Thousands)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans						
Term policies with cash value	$ 1,331	$ 1,331	$ 1,555	$ -	$ -	$ -
Universal life	63,307	64,679	65,922	-	-	-
Other permanent cash value life insurance	90,273	90,273	114,306	-	-	-
Variable universal life	-	-	7	7,144	7,144	6,933
Not subject to discretionary withdrawal or no cash values						
Term policies with cash value	XXX	XXX	51,994	XXX	XXX	-
Accidental death benefits	XXX	XXX	37	XXX	XXX	-
Disability - active lives	XXX	XXX	200	XXX	XXX	-
Disability - disabled lives	XXX	XXX	4,246	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	22,187	XXX	XXX	-
Total (gross)	154,911	156,283	260,454	7,144	7,144	6,933
Reinsurance ceded	-	-	39,568	-	-	-
Total (net)	$ 154,911	$ 156,283	$ 220,886	$ 7,144	$ 7,144	$ 6,933

31

Sentry Life Insurance Company notes to statutory financial statements

Note 11 Withdrawal characteristics of life actuarial reserves (continued)

The below table reconciles the life actuarial reserves to specific schedules within the Annual Statement as of December 31, 2024.

Life & Accident & Health Annual Statement	Balance sheet caption		
Exhibit 5, life insurance section, total (net)	Future policy benefits: life	$	204,320
Exhibit 5, disability - active lives section, total (net)	Future policy benefits: life		187
Exhibit 5, disability - disabled lives section, total (net)	Future policy benefits: life		3,839
Exhibit 5, miscellaneous reserves section, total (net), less annuity portion of accrued contingent interest	Future policy benefits: life		10,416
Subtotal			218,762
Separate accounts annual statement	Balance sheet caption		
Exhibit 3, line 0199999, column 2	Separate account liabilities		7,340
Subtotal			7,340
Combined total		$	226,102

32

Sentry Life Insurance Company notes to statutory financial statements

Note 12 Reinsurance

Assumed life in force amounted to approximately 0.1 percent of total in force (before ceded reinsurance) at December 31, 2024 and 2023.

The Company has entered into reinsurance ceded contracts to limit the net loss potential arising from large risks. The Company also purchased excess of loss coverage from SIC to limit the net loss potential arising from a catastrophe. Life benefits in excess of retention levels are ceded to reinsurers based on product type and activation date of the policy. Group health liabilities, except for liabilities related to SIC's employee benefit plans, are ceded to SIC.

The Company cedes insurance to other insurers under various contracts, which cover individual risks or entire classes of business. Although the ceding of insurance does not discharge the Company from its primary liability to policyholders in the event any reinsurer might be unable to meet the obligations assumed under the reinsurance agreements, it is the practice of insurers to reduce their balances for amounts ceded. The amounts included in the accompanying statutory financial statements for reinsurance were as follows:

December 31, 2024	Affiliated		Unaffiliated	
(Thousands)	Assumed	Ceded	Assumed	Ceded
Premiums	$ 70	$ 199	$ 12	$ 8,046
Benefits	-	3,586	-	7,290
Commissions	-	155	-	1,630
Premiums deferred and uncollected	-	-	-	-
Future policy benefits:				
Life and annuities	6	-	71	40,120
Accident and health	$ -	$ 21,964	$ -	$ -

December 31, 2023	Affiliated		Unaffiliated	
(Thousands)	Assumed	Ceded	Assumed	Ceded
Premiums	$ 76	$ 217	$ 10	$ 8,114
Benefits	-	3,399	-	2,631
Commissions	-	231	-	1,741
Premiums deferred and uncollected	-	-	-	-
Future policy benefits:				
Life and annuities	7	-	63	39,568
Accident and health	$ -	$ 22,080	$ -	$ -

December 31, 2022	Affiliated		Unaffiliated	
(Thousands)	Assumed	Ceded	Assumed	Ceded
Premiums	$ 76	$ 232	$ 9	$ 8,243
Benefits	301	3,858	-	2,659
Commissions	-	228	-	1,770
Premiums deferred and uncollected	-	-	-	-
Future policy benefits:				
Life and annuities	6	-	55	39,214
Accident and health	$ -	$ 24,301	$ -	$ -

The Company did not include the supplemental reinsurance disclosures required by paragraphs 78 through 84 of SSAP No. 61, *Life Deposit-Type and Accident and Health Reinsurance* as it does not have any reinsurance contracts which limit the reinsurer's assumption of significant risks.

33

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax

The provision for current federal income tax incurred as reported in the statutory financial statements is as follows:

Years ended December 31		2024		2023		2022
(Thousands)						
Federal income tax expense (credit) on operations	$	(3,140)	$	2,523	$	(675)
Federal income tax on net capital gains and losses		(207)		338		776
Current federal income tax expense (credit) incurred	$	(3,347)	$	2,861	$	101

The provision for current federal income tax is different from that which would be obtained by applying the statutory federal income tax rate to pretax book income, which includes operations and realized gains and losses. The significant items causing this difference are as follows:

Year ended December 31		2024	Effective rate
(Thousands)			
Current federal income tax expense computed at statutory rate	$	7,444	21.0 %
Dividends received deduction		(3,833)	(10.8)%
Net impact of prior year provision to return difference		(887)	(2.5)%
Reverse Tax Contingency		(4,733)	(13.4)%
IMR and other		(706)	(2.0)%
Total income tax expense	$	(2,715)	(7.7)%

Year ended December 31		2024	Effective rate
(Thousands)			
Current federal income tax expense	$	(3,347)	(9.4) %
Change in net deferred income tax		632	1.7 %
Total income tax expense	$	(2,715)	(7.7) %

Year ended December 31		2023	Effective rate
(Thousands)			
Current federal income tax expense computed at statutory rate	$	8,441	21.0 %
Dividends received deduction		(3,045)	(7.6)%
Net impact of prior year provision to return difference		196	0.5 %
Reverse Tax Contingency		(4,250)	(10.6)%
IMR and other		(409)	(1.0)%
Total income tax expense	$	933	2.3 %

Reconciliation of total income tax expense:

Year ended December 31		2023	Effective rate
(Thousands)			
Current federal income tax expense	$	2,861	7.1 %
Change in net deferred income tax		(1,928)	(4.8)%
Total income tax expense	$	933	2.3 %

34

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

Year ended December 31		2022	Effective rate
(Thousands)			
Current federal income tax expense computed at statutory rate	$	8,284	21.0 %
Dividends received deduction		(3,308)	(8.4)%
Net impact of prior year provision to return difference		496	1.3 %
Reverse Tax Contingency		(4,900)	(12.4)%
IMR and other		(177)	(0.4)%
Total income tax expense	$	395	1.0 %

Reconciliation of total income tax expense:

Year ended December 31		2022	Effective rate
(Thousands)			
Current federal income tax credit	$	101	0.3 %
Change in net deferred income tax		294	0.7 %
Total income tax expense	$	395	1.0 %

35

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The Company records federal deferred income tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement basis of assets and liabilities.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets (DTA) and deferred tax liabilities (DTL) are as follows:

December 31	2024	2023	Change
(Thousands)			
Deferred tax asset			
Ordinary deferred tax assets			
Policy reserves	$ 7,232	$ 6,869	$ 363
Investments	3,783	-	3,783
Deferred acquisition costs	1,375	1,444	(69)
Total ordinary deferred tax assets	12,390	8,313	4,077
Nonadmitted ordinary deferred tax assets	(4,722)	(4,462)	(260)
Admitted ordinary deferred tax assets	7,668	3,851	3,817
Capital deferred tax assets			
Investments	2,642	2,845	(203)
Total capital deferred tax assets	2,642	2,845	(203)
Nonadmitted capital deferred tax assets	-	-	-
Admitted capital deferred tax assets	2,642	2,845	(203)
Total admitted deferred tax assets	10,310	6,696	3,614
Deferred tax liabilities			
Ordinary deferred tax liabilities			
Investments	6,207	2,236	3,971
Other	172	156	16
Total ordinary deferred tax liabilities	6,379	2,392	3,987
Capital deferred tax liabilities			
Other	546	27	519
Total capital deferred tax liabilities	546	27	519
Total deferred tax liabilities	6,925	2,419	4,506
Net admitted deferred tax assets	$ 3,385	$ 4,277	$ (892)

Statutory accounting requires the reduction of deferred tax assets by a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Based on management's assessment, it is more likely than not that all gross deferred tax assets will be realized.

36

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The net deferred tax assets and deferred tax liabilities are comprised of the following components:

December 31	2024			2023			Change		
(Thousands)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Total gross deferred tax assets	$ 12,390	$ 2,642	$ 15,032	$ 8,313	$ 2,845	$ 11,158	$ 4,077	$ (203)	$ 3,874
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	12,390	2,642	15,032	8,313	2,845	11,158	4,077	(203)	3,874
Deferred tax assets nonadmitted	(4,722)	-	(4,722)	(4,462)	-	(4,462)	(260)	-	(260)
Subtotal - net admitted deferred tax asset	7,668	2,642	10,310	3,851	2,845	6,696	3,817	(203)	3,614
Deferred tax liabilities	6,379	546	6,925	2,392	27	2,419	3,987	519	4,506
Net admitted deferred tax assets (net deferred tax liability)	$ 1,289	$ 2,096	$ 3,385	$ 1,459	$ 2,818	$ 4,277	$ (170)	$ (722)	$ (892)

37

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The following table presents the amount of admitted adjusted gross deferred tax assets admitted under each component of SSAP No. 101, *Income Taxes* is as follows:

December 31	2024			2023			Change		
(Thousands)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ 1,173	$ 1,173	$ -	$ 1,259	$ 1,259	$ -	$ (86)	$ (86)
b. Adjusted gross deferred tax assets expected to be realized (excluding federal income taxes recoverable above) after application of threshold limitation	1,289	923	2,212	1,432	1,586	3,018	(143)	(663)	(806)
b.i Adjusted gross deferred tax assets expected to be realized following the balance sheet date	1,289	923	2,212	1,432	1,586	3,018	(143)	(663)	(806)
b.ii Adjusted gross deferred tax assets allowed per limitation threshold	-	-	57,214	-	-	53,447	-	-	3,767
c. Adjusted gross deferred tax assets offset by gross deferred tax liabilities	6,379	546	6,925	2,419	-	2,419	3,960	546	4,506
Deferred tax assets admitted as a result of application of SSAP No. 101	$ 7,668	$ 2,642	$ 10,310	$ 3,851	$ 2,845	$ 6,696	$ 3,817	$ (203)	$ 3,614

The following table presents the threshold limitations utilized in the admissibility of deferred assets under paragraph 11.b of SSAP No. 101.

December 31	2024	2023
Ratio percentage used to determine recovery period and threshold limitation amount	1,061%	1,395%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$409.0 million	$377.8 million

38

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The Company has determined that the impact of tax planning strategies on the adjusted gross and net admitted DTAs is as follows:

	2024			2023			Change		
December 31	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross deferred tax assets (percent of total adjusted gross deferred tax assets)	- %	79%	11%	-%	100%	16%	-%	(21)%	(5)%
Net admitted adjusted gross deferred tax assets (percent of total net admitted adjusted gross deferred tax assets)	- %	79%	15%	-%	100%	22%	-%	(21)%	(7)%

There are no deferred tax liabilities that are recognized as of December 31, 2024 and 2023.

The Company's tax planning strategies do not include the use of reinsurance.

The change in net deferred income taxes is comprised of the following:

December 31	2024	2023	Change
(Thousands)			
Gross deferred tax assets	$ 15,032	$ 11,158	$ 3,874
Gross deferred tax liabilities	(6,925)	(2,419)	(4,506)
Net deferred tax asset	$ 8,107	$ 8,739	(632)
Tax effect of surplus items:			
Other			-
Change in net deferred income tax			$ (632)

December 31	2023	2022	Change
(Thousands)			
Gross deferred tax assets	$ 11,158	$ 11,647	$ (489)
Gross deferred tax liabilities	(2,419)	(4,836)	2,417
Net deferred tax asset	$ 8,739	$ 6,811	1,928
Tax effect of surplus items:			
Other			-
Change in net deferred income tax			$ 1,928

39

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The amount of federal income taxes incurred that are available for recoupment, by tax character, in the event of future net losses are:

(Thousands)	2024	2023	2022
Capital	$ -	$ 338	$ 776
Ordinary	-	-	-
Total	$ -	$ 338	$ 776

As of December 31, 2024, the Company has no net operating loss carryforwards, no capital loss carryforwards, and no alternative minimum tax credit. Under Federal Internal Revenue Code ordinary losses cannot be carried back for life companies while capital losses for life companies can be carried back three years. The Company has no tax credit carryforwards as of December 31, 2024 and 2023. Additionally, the Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Service Code for years ended December 31, 2024 or 2023. The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5, Liabilities, Contingencies and Impairments of Assets ("SSAP No. 5") as modified by SSAP No. 101. The Company does not expect the total liability will significantly increase over the next 12 months.

The Inflation Reduction Act, which created a new corporate alternative minimum tax (CAMT) effective for calendar year tax years beginning after December 31, 2022, was enacted on August 16, 2022. The reporting entity has determined that average adjusted financial statement income is below the thresholds for the 2024 tax year and it is a nonapplicable entity. It does not expect to be required to perform the CAMT calculations, nor be liable for any CAMT.

The Company does not have any foreign operations subject to the tax on Global Intangible Low-Taxed Income as of the years ended December 31, 2024 and 2023.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations for tax years from 2020 and forward remain open. In the opinion of management, settlement of tax assessments related to open years is not expected to have a material adverse impact on the Company's policyholders' surplus.

The following entities participate in SMHC's consolidated federal income tax return allocation agreement and the filing of a consolidated federal income tax return:

Dairyland Insurance Company
Dairyland National Insurance Company
The General Automobile Insurance Company, Inc.
The General Automobile Insurance Services, Inc.
The General Automobile Insurance Services of Georgia, Inc.
The General Automobile Insurance Services of Louisiana, Inc.
The General Automobile Insurance Services of Ohio, Inc.
The General Automobile Insurance Services of Texas, Inc.
Middlesex Insurance Company
Parker Centennial Assurance Company
Patriot General Insurance Company
Peak Property and Casualty Insurance Corporation
Permanent General Assurance Corporation
Permanent General Assurance Corporation of Ohio
Permanent General Companies, Inc.
PGA Service Corporation
PGC Holdings Corp.
Point Excess and Surplus Insurance Company
Point Specialty Insurance Company
Point Insurance Company
Productivity Advantage, Inc.
Sentry Aviation Services, Inc.
Sentry Casualty Company
Sentry Equity Services, Inc.
Sentry Holdings, Inc.
Sentry Insurance Company
Sentry Insurance Holding Company, Inc.
Sentry Life Insurance Company
Sentry Life Insurance Company of New York
Sentry Mutual Holding Company
Sentry Select Insurance Company
Viking Insurance Company of Wisconsin
WAULECO, Inc.

The method of allocation between the Company and SMHC is subject to a written agreement approved by the board of directors. Allocation is based on separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly. A final settlement with the Company is made within 90 days after filing the federal income tax returns.

40

Sentry Life Insurance Company notes to statutory financial statements

Note 14 Debt

The Company is a member of the FHLBC. Through its membership, the Company has access to collateralized advances up to a maximum borrowing limit. The borrowing limit is calculated as the carrying value of specific lots of FHLBC stock multiplied by either 50 or 22 as the Company holds a mix of 50-1 and 22-1 stock. It is part of the Company's strategy to use these funds as back up liquidity as needed. The shares in FHLB stock are considered Class B shares not eligible for redemption and are recorded as common stocks - unaffiliated in the statutory balance sheet. The following summarizes general account FHLB stock balances.

Years ended December 31 (Thousands)	2024	2023
Membership stock - Class B	$ 94	$ 95
Activity stock	4,631	-
Aggregate total	$ 4,725	$ 95

All advances are fully collateralized with stock and qualified securities. The amount of collateral pledged to the FHLBC was as follows:

Years ended December 31 (Thousands)	2024	2023
Statement value	$ 130,506	$ -
Fair value	123,993	-

The maximum amount of collateral pledged to the FHLBC was as follows:

Years ended December 31 (Thousands)	2024	2023
Statement value	$ 130,506	$ -
Fair value	123,993	-
Amount borrowed at time of maximum collateral	105,000	-

The amount borrowed from FHLBC was as follows:

Years ended December 31 (Thousands)	2024	2023
Borrowings	$ 105,000	$ -
Maximum borrowed during the year	105,000	-
Actual or estimated borrowing capacity	117,245	-

The Company does not have prepayment obligations for these borrowings.

The following summarizes the Company's FHLBC borrowings:

Years ended December 31 (Thousands)			2024			
Issue Date	Interest Rate	Face Amount	Carry Value	Interest Paid	Interest Accrued	Maturity Date
7/29/2024	5.46%	$ 10	$ -	$ -	$ -	
12/16/2024	4.31%	30,000	30,000	-	57	12/16/2025
12/18/2024	4.28%	30,000	30,000	-	50	12/18/2025
12/19/2024	4.35%	30,000	30,000	-	47	12/19/2025
12/20/2024	4.33%	15,000	15,000	-	22	12/22/2025
			$ 105,000	$ -	$ 176	

41

Sentry Life Insurance Company notes to statutory financial statements

Note 15 Related party transactions

The Company has issued insurance policies and investment contracts to certain employee benefit plans for SIC. Premiums included in the accompanying statutory statements of operations (net of ceded premiums) are approximately $87.1 million, $82.4 million, and $71.6 million in 2024, 2023, and 2022, respectively.

The Company reported $29.8 million and $37.0 million as the net amount payable to its affiliates at December 31, 2024 and 2023, respectively. Intercompany balances are settled no later than 45 days after the close of each month.

SIC employee benefit plan liabilities held in both the general and separate accounts totaled $3.3 billion and $3.2 billion at December 31, 2024 and 2023, respectively.

Experience return reserves for group life and health plans issued to SIC totaled zero in 2024 and 2023.

The Company has provided coverage in the form of annuity contracts as structured settlements for SIC's workers' compensation claims. Reserves for future policy benefits at December 31, 2024 and 2023, included $25.2 million and $25.9 million, respectively, relating to these contracts.

The Company has a loan receivable of $100 million with SIC as of December 31, 2024, pursuant to the terms of the intercompany loan agreement entered into on January 4, 2024. The loan advance was issued for $100M on December 31, 2024, with an agreed upon expected maturity date of December 22, 2025. All loan advances are due in one year unless otherwise agreed to. Interest accrues at a rate of prime which was 7.75% as of December 31, 2024. Since the loan was advanced on December 31, no interest was paid in 2024. Both principal and interest are payable on the maturity date for such advance, however, there are no penalties for prepayment. The Company was not party to an intercompany loan agreement during 2023 and therefore did not have a loan receivable or payable as of December 31, 2023.

Note 16 Dividend restrictions

Dividends to SIC may not be paid until 30 days have elapsed following a written report made to the OCI by the Company's board of directors that specifically authorizes the dividend payment. Approval by the OCI is not required, but the OCI may disapprove the dividend within the 30-day period. Dividends are limited to the lesser of 10 percent of surplus with regard to policyholders as of the preceding December 31 or the total net income of the insurer for the calendar year preceding the date of the dividend or distribution, minus realized capital gains for that calendar year. The Company distributed an ordinary dividend of $10.0 million on December 17, 2024 and December 13, 2023.

Note 17 Commitments and contingencies

In the normal course of business, there are various legal actions and proceedings pending against the Company. In the opinion of management, the ultimate resolution of these matters will not have a material adverse impact on the Company's statutory financial statements.

State guaranty funds can assess the Company for losses of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company believes that its ultimate cost for these assessments will not have a material adverse effect on the statutory financial statements.

Note 18 Subsequent events

The Company evaluated subsequent events through February 28, 2025, the date the accompanying statutory financial statements were available to be issued. No significant subsequent events were identified.

42

Schedule 1

Sentry Life Insurance Company

Supplemental Schedule – Selected Financial Data

Year ended December 31, 2024

(In thousands)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:		
Government bonds	$	1,901
Bonds exempt from tax		432
Other bonds (unaffiliated)		120,189
Common stocks (affiliated)		250
Common stocks (unaffiliated)		4
Premium notes, policy loans, and liens		608
Short-term investments		3,078
Intercompany loan		21
Amortization of IMR		959
Gross investment income	$	127,442
Bonds and stocks of parents, subsidiaries, and affiliates – book value:		
Common stocks	$	10,770
Bonds and cash equivalents by NAIC rating and maturity:		
By maturity – statement value:		
Due within 1 year or less	$	122,822
Over 1 year through 5 years		505,480
Over 5 years through 10 years		489,189
Over 10 years through 20 years		936,573
Over 20 years		408,946
Total by maturity	$	2,463,010
By NAIC rating – statement value:		
NAIC 1	$	1,808,975
NAIC 2		650,730
NAIC 3		1,983
NAIC 4		—
NAIC 5		1,322
NAIC 6		—
Total by NAIC rating	$	2,463,010
Total bonds and cash equivalents publicly traded	$	1,962,482
Total bonds and cash equivalents privately traded		500,528
Cash equivalents – book value		37,830
Cash on deposit		214
Life insurance in force:		
Ordinary	$	2,309
Group life		6

44

Schedule 1

Sentry Life Insurance Company

Supplemental Schedule – Selected Financial Data

Year ended December 31, 2024

(In thousands)

Amount of accidental death insurance in force under ordinary policies	$	28,172
Life insurance policies and certificates with disability provisions in force:		
Ordinary policies	$	372,327
Group life certificates		6,680
Supplemental contracts in force:		
Ordinary – not involving life contingencies:		
Amount on deposit	$	1,449
Income payable		82
Ordinary – involving life contingencies:		
Income payable		7
Annuities:		
Ordinary:		
Immediate – amount of income payable	$	1,045
Deferred – fully paid account balance		2,790
Deferred – not fully paid account balance		86,930
Group:		
Immediate – amount of income payable		2,321
Deferred – fully paid account balance		8,554
Deferred – not fully paid account balance		9,373,819
Accident and health insurance – premiums in force:		
Ordinary	$	—
Group		168
Deposit funds and dividend accumulations:		
Dividend accumulations – account balance	$	291
Claim payments 2024:		
Group accident and health year ended December 31:		
2024	$	—
2023		—
2022		—
2021		—
2020		—
2019 and prior		457
Other accident and health:		
2024		—
2023		—
2022		—
2021		—
2020		—
2019 and prior		7

See accompanying independent auditors' report.

45

Schedule 2

Sentry Life Insurance Company

Supplemental Summary Investment Schedule

Year ended December 31, 2024

Investment Categories	Gross investment holdings		Admitted assets as reported in the annual statement			
	Amount	Percentage	Amount	Securities lending reinvested collateral amount	Total amount	Percentage
1. Long-term bonds:						
1.01 U.S. governments	$ 62,220,149	2.405%	$ 62,220,149	$ -	$ 62,220,149	2.405%
1.02 All other governments	-	-	-	-	-	-
1.03 U.S. states, territories and possessions, etc. guaranteed	10,105,000	0.391%	10,105,000	-	10,105,000	0.391%
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	66,449,627	2.568%	66,449,627	-	66,449,627	2.568%
1.05 U.S. special revenue and special assessment obligations, etc. nonguaranteed	302,543,104	11.693%	302,543,104	-	302,543,104	11.693%
1.06 Industrial and miscellaneous	1,983,863,000	76.675%	1,983,863,000	-	1,983,863,000	76.675%
1.07 Hybrid securities	-	-	-	-	-	-
1.08 Parent, subsidiaries and affiliates	-	-	-	-	-	-
1.09 SVO identified funds	-	-	-	-	-	-
1.10 Unafilliated bank loans	-	-	-	-	-	-
1.11 Total long-term bonds	2,425,180,880	93.732%	2,425,180,880	-	2,425,180,880	93.732%
2. Preferred stocks:						
2.01 Industrial and miscellaneous (unaffiliated)	-	-	-	-	-	-
2.02 Parent, subsidiaries and affiliates	-	-	-	-	-	-
2.03 Total preferred stocks	-	-	-	-	-	-
3. Common stocks:						
3.01 Industrial and miscellaneous publicly traded (unafilliated)	-	-	-	-	-	-
3.02 Industrial and miscellaneous other (unaffiliated)	4,725,000	0.183%	4,725,000	-	4,725,000	0.183%
3.03 Parent, subsidiaries and affiliates publicly traded	-	-	-	-	-	-
3.04 Parent, subsidiaries and affiliates other	10,769,547	0.416%	10,769,547	-	10,769,547	0.416%
3.05 Mutual funds	-	-	-	-	-	-
3.06 Unit investment trusts	-	-	-	-	-	-
3.07 Closed-end funds	-	-	-	-	-	-
3.08 Total common stocks	15,494,547	0.599%	15,494,547	-	15,494,547	0.599%
4. Mortgage loans:						
4.01 Farm mortgages	-	-	-	-	-	-
4.02 Residential mortgages	-	-	-	-	-	-
4.03 Commercial mortgages	-	-	-	-	-	-
4.04 Mezzanine real estate loans	-	-	-	-	-	-
4.05 Total valuation allowance	-	-	-	-	-	-
4.06 Total mortgage loans	-	-	-	-	-	-
5. Real estate:						
5.01 Properties occupied by company	-	-	-	-	-	-
5.02 Properties held for production of income	-	-	-	-	-	-
5.03 Properties held for sale	-	-	-	-	-	-
5.04 Total real estate	-	-	-	-	-	-
6. Cash, cash equivalents and short-term investments:						
6.01 Cash	214,364	0.008%	12,257	-	12,257	0.008%
6.02 Cash equivalents	37,829,372	1.462%	46,145,675	-	46,145,675	1.462%
6.03 Short-term investments	-	-	-	-	-	-
6.04 Total cash, cash equivalents and short-term investments	38,043,736	1.470%	38,043,736	-	38,043,736	1.470%
7. Contract loans	8,631,790	0.334%	8,631,790	-	8,631,790	0.334%
8. Derivatives	-	-	-	-	-	-
9. Other invested assets	100,000,000	3.865%	100,000,000	-	100,000,000	3.865%
10. Receivables for securities	-	-	-	-	-	-
11. Securities lending	-	-	-	-	-	-
12. Other invested assets	-	-	-	-	-	-
13. Total invested assets	$ 2,587,350,953	100.000%	$ 2,587,350,953	$ -	$ 2,587,350,953	100.000%

See accompanying independent auditors' report.

46

Schedule 3

Sentry Life Insurance Company

Supplemental Investment Risks Interrogatories

Year ended December 31, 2024

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement (excluding Separate account assets). $ 2,632,721,503

2. Ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure		Amount	Percentage of Total Admitted Assets
2.01	COMMONWEALTH EDISON CO	Other Debt/Unaffiliated	$	28,972,630	1.1%
2.02	PG&E WILDFIRE RECOVERY	Other Debt/Unaffiliated	$	28,003,311	1.1%
2.03	PIEDMONT NATURAL GAS CO INC	Other Debt/Unaffiliated	$	27,699,573	1.1%
2.04	JOHNSON (SC) & SON INC	Other Debt/Unaffiliated	$	26,912,128	1.0%
2.05	PACIFICORP INC	Other Debt/Unaffiliated	$	26,328,990	1.0%
2.06	PUBLIC SVC CO OF COLORADO	Other Debt/Unaffiliated	$	26,075,555	1.0%
2.07	PUGET SOUND ENERGY INC	Other Debt/Unaffiliated	$	25,259,408	1.0%
2.08	FLORIDA POWER & LIGHT	Other Debt/Unaffiliated	$	24,732,273	0.9%
2.09	OGLETHORPE POWER CORP	Other Debt/Unaffiliated	$	24,543,406	0.9%
2.10	OHIO EDISON CO	Other Debt/Unaffiliated	$	24,498,949	0.9%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds			
3.01	NAIC-1	$	1,771,145,989	67.3%
3.02	NAIC-2	$	650,729,826	24.7%
3.03	NAIC-3	$	1,982,946	0.1%
3.04	NAIC-4	$	-	0.0%
3.05	NAIC-5	$	1,322,112	0.1%
3.06	NAIC-6	$	-	0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?			Yes
4.02	Total admitted assets held in foreign investments	$	38,270,658	1.5%
4.03	Foreign-currency-denominated investments	$	-	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$	-	0.0%

If response to 4.01 above is yes, responses are not required for interrogatories 5-10.

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating: N/A

6. Largest foreign investment exposures by country, categorized by NAIC sovereign rating: N/A

7. Aggregate unhedged foreign currency exposure: N/A

8. Aggregate unhedged foreign currency exposure categorized by the country's NAIC sovereign rating: N/A

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign rating: N/A

10. Ten largest sovereign (i.e. non-governmental) foreign issues: N/A

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? If response to 11.01 is yes, detail not required for the remainder of Interrogatory 11.			Yes
11.02	Total admitted assets held in Canadian Investments	$	-	0.0%
11.03	Canadian-currency-denominated investments	$	-	0.0%
11.04	Canadian-denominated insurance liabilities	$	-	0.0%
11.05	Unhedged Canadian currency exposure	$	-	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions.

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

47

Schedule 3

Sentry Life Insurance Company

Supplemental Investment Risks Interrogatories

Year ended December 31, 2024

13. Amounts and percentages of admitted assets held in the largest 10 equity interests:

13.01 Are assets held in equity interest less than 2.5% of the reporting entity's total admitted assets? Yes

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date: N/A

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported in less than 2.5% of the reporting entity's total admitted assets? N/A

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

19. Report the amounts and percentages of potential exposure for Mezzanine real estate loans. N/A

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$	-	0.0%
20.02	Repurchase agreements	$	-	0.0%
20.03	Reverse repurchase agreements	$	-	0.0%
20.04	Dollar repurchase agreements	$	-	0.0%
20.05	Dollar reverse repurchase agreements	$	-	0.0%

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

21.01	Hedging	$	-	0.0%
21.02	Income generation	$	-	0.0%
21.03	Other	$	-	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

22.01	Hedging	$	-	0.0%
22.02	Income generation	$	-	0.0%
22.03	Replications	$	-	0.0%
22.04	Other	$	-	0.0%

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

23.01	Hedging	$	-	0.0%
23.02	Income generation	$	-	0.0%
23.03	Replications	$	-	0.0%
23.04	Other	$	-	0.0%

See accompanying independent auditors' report.

48